Improving Patient Outcomes Reducing the Cost of Care® Second Quarter 2021 Earnings Presentation | July 27, 2021

FORWARD-LOOKING STATEMENTS These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request.

NON-GAAP FINANCIAL MEASURES The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to- period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on- going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency product revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non- GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non-GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share and (ix) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes constant currency product revenue growth, non-GAAP gross profit/margin, non-GAAP operating income/margin, non-GAAP net income, non-GAAP net income per diluted share, and adjusted free cash flow are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

Second Quarter 2021 Highlights  Product revenue was $305.1 million  Excluding handheld and fingertip pulse oximeters, shipments of noninvasive technology boards and instruments was 72,500  GAAP operating margin was 21.3%  Non-GAAP operating margin(1) was 23.4%  GAAP EPS was $0.88 per diluted share  Non-GAAP EPS(1) was $0.94 per diluted share  Operating cash flow was $26.0 million  Adjusted free cash flow(1) was $20.7 million  Cash and investments balance was $576.0 million Shipments Revenue Profitability EPS Cash (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Second Quarter 2021 Results – GAAP(1) (in millions; except % and EPS) Q2 2021 Q2 2020 vs. Prior Year Revenue $305.1 $301.0 1.4% Gross Margin 63.2% 63.7% (50) bps SG&A Expense 30.8% 32.7% (190) bps R&D Expense 11.1% 10.3% 80 bps Operating Expenses 41.9% 43.0% (110) bps Operating Margin 21.3% 20.7% 60 bps Tax Rate 23.0% 12.3% 1070 bps GAAP EPS $0.88 $0.96 (8.3)% (1) May not foot due to rounding.

Second Quarter 2021 Results – Non-GAAP(1) vs. Prior Year (in millions; except % and EPS) Q2 2021 Q2 2020 Reported Constant Currency Revenue $305.1 $301.0 1.4% (0.1)% Gross Margin 64.7% 63.9% 80 bps SG&A Expense 30.2% 32.5% (230) bps R&D Expense 11.1% 10.3% 80 bps Operating Expenses 41.3% 42.7% (140) bps Operating Margin 23.4% 21.1% 230 bps Tax Rate 24.5% 24.2% 30 bps Non-GAAP EPS $0.94 $0.85 10.6% (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Second Quarter 2021 Results – Non-GAAP(1) Q2 2020 Q2 2021 230 bps Q2 2020 Q2 2021 Q2 2020 Q2 2021 $305M (0.1)% +10.6% Non-GAAP(1) Operating MarginProduct Revenue Non-GAAP(1) EPS $301M Constant Currency Impact(1) 23.4% 21.1% $0.80 $0.76 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. $0.94 $0.85

Full Year 2021 Financial Guidance  Product revenue increasing 6.3% to $1,216 million or 5.4% constant on a currency basis(1)  GAAP operating margin of 22.3%  Non-GAAP operating margin(1) of 23.8%  GAAP EPS of $3.83 per diluted share  Non-GAAP EPS(1) of $3.85 per diluted share Revenue Profitability EPS (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2021 Financial Guidance – GAAP(1) (in millions; except % and EPS) FY 2021 FY 2020 vs. Prior Year Revenue $1,216.0 $1,143.7 6.3% Gross Margin 65.3% 65.0% 30 bps Operating Expenses 43.1% 42.6% 50 bps Operating Margin 22.3% 22.4% (10) bps Tax Rate 18.2% 8.9% 930 bps GAAP EPS $3.83 $4.14 (7.5)% (1) May not foot due to rounding.

Full Year 2021 Financial Guidance – Non-GAAP(1) vs. Prior Year (in millions; except % and EPS) FY 2021 FY 2020 Reported Constant Currency Revenue $1,216.0 $1,143.7 6.3% 5.4% Gross Margin 66.0% 65.1% 90 bps Operating Expenses 42.2% 42.1% 10 bps Operating Margin 23.8% 23.1% 70 bps Tax Rate 23.4% 22.2% 120 bps Non-GAAP EPS $3.85 $3.60 6.9% (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

FY 2020 FY 2021 Full Year 2021 Financial Guidance – Non-GAAP(1) FY 2020 FY 2021 70 bps FY 2020 FY 2021 $1,216M +5.4% +6.9% Non-GAAP(1) Operating MarginProduct Revenue Non-GAAP(1) EPS $1,144M Constant Currency Growth(1) 23.8% 23.1% $3.85 $3.60 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Improving Patient Outcomes Reducing the Cost of Care® APPENDICES GAAP to Non-GAAP Adjustments and Reconciliations

The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof: Constant currency adjustments Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods. Royalty and other revenue, net of related costs We derive royalty and other revenue, net of related costs, from certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Acquisition, integration and related costs These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments and divestitures. These items also include but are not limited to amortization and depreciation of intangible assets, asset impairments, and in-process research and development. We believe that the exclusion of these items is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Litigation related expenses, settlements and awards These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results. We believe that the exclusion of these items is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Other adjustments In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings. Description of Non-GAAP Adjustments

Realized and unrealized gains or losses from foreign currency transactions These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. We believe that exclusion of these items is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Tax impact of non-GAAP adjustments. In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments. Excess tax benefits from stock-based compensation GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers. Adjusted Free Cash Flow Represents free cash flow (cash flow from operations less cash used for the purchase of property, plant and equipment) adjusted for the impact of cash receipts or payments relating to certain previously described non-GAAP adjustments, which may impact period over period comparability. Description of Non-GAAP Adjustments

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on July 27, 2021. Constant Currency Product Revenue(1),(2) (in thousands, except percentages) FY 2020 Q2 2021 300,953$ 1,143,744$ 305,118$ 1,216,000$ Constant currency F/X adjustments N/A N/A (4,335) (10,000) Constant currency (non-GAAP) product revenue $ 300,953 $ 1,143,744 $ 300,783 $ 1,206,000 GAAP product revenue growth 1.4% 6.3% Constant currency (non-GAAP) product revenue growth -0.1% 5.4% 2021 Full Year Guidance(3) GAAP product revenue RECONCILIATION OF GAAP PRODUCT REVENUE GROWTH TO CONSTANT CURRENCY PRODUCT REVENUE GROWTH Q2 2020

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on July 27, 2021. (4) Calculated as a percentage of product revenue. (5) Other adjustments includes a charge in the second quarter of 2021 related to assisting a long-term OEM customer with their medical device correction. Non-GAAP Gross Margin %(1),(2) (in thousands, except percentages) Q2 2020 FY 2020 Q2 2021 GAAP gross profit/margin 191,584$ 743,065$ 192,912$ 794,500$ Non-GAAP adjustments: Royalty and other revenue, net of related costs - - - - Acquisition, integration and related costs 578 1,807 1,208 4,100 Other adjustments(5) - - 3,362 3,400 Total non-GAAP gross profit/margin adjustments 578 1,807 4,570 7,500 Non-GAAP gross profit/margin 192,163$ 744,872$ 197,481$ 802,000$ Non-GAAP gross margin %(4) 63.9% 65.1% 64.7% 66.0% RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: 2021 Full Year Guidance(3)

Non-GAAP Operating Expense %(1),(2)

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:

(in thousands, except percentages)

	Q2 2020	FY 2020	Q2 2021	2021 Full Year Guidance[3]
GAAP selling, general and administrative operating expenses	$ 98,461	$ 369,057	$ 93,833	
Non-GAAP adjustments:				
Acquisition, integration and related costs	(711)	(6,347)	(1,301)	
Litigation related expenses, settlements and awards[5]	-	-	(373)	
Non-GAAP selling, general and administrative operating expenses	$ 97,750	$ 362,709	$ 92,157	
Non-GAAP selling, general, and administrative operating expenses %[4]	32.5%	31.7%	30.2%	
GAAP research and development operating expenses	$ 30,878	$ 118,659	$ 33,943	
Non-GAAP adjustments:				
Acquisition, integration and related costs	(24)	(132)	-	
Non-GAAP research and development operating expenses	$ 30,854	$ 118,526	$ 33,943	
Non-GAAP research and development operating expenses %[4]	10.3%	10.4%	11.1%	
GAAP litigation settlements and (awards)	$ 25	$ (474)	$ -	
Non-GAAP adjustments:				
Litigation related expenses, settlements and awards[5]	(25)	474	-	
Non-GAAP litigation settlements and (awards)	$ -	$ -	$ -	
GAAP operating expenses	$ 129,364	$ 487,242	$ 127,776	$ 524,000
Non-GAAP adjustments:				
Acquisition, integration and related costs	(735)	(6,479)	(1,301)	(6,000)
Litigation related expenses, settlements and awards[5]	(25)	474	(373)	(5,000)
Total non-GAAP operating expense adjustments	(760)	(6,005)	(1,674)	(11,000)
Non-GAAP operating expenses	$ 128,604	$ 481,236	$ 126,100	$ 513,000
Non-GAAP operating expenses %[4]	42.7%	42.1%	41.3%	42.2%

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Updated for guidance provided on July 27, 2021.
(4) Calculated as a percentage of product revenue.
(5) Litigation related expenses, settlements and awards includes legal expenses in 2021 related to a complaint filed against Apple, Inc. with the U.S. International Trade Commission (ITC).

Non-GAAP Operating Margin %(1),(2) (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on July 27, 2021. (4) Calculated as a percentage of product revenue. (5) Litigation related expenses, settlements and awards includes legal expenses in 2021 related to a complaint filed against Apple, Inc. with the U.S. International Trade Commission (ITC). (6) Other adjustments includes a charge in the second quarter of 2021 related to assisting a long-term OEM customer with their medical device correction. (in thousands, except percentages) Q2 2020 FY 2020 Q2 2021 GAAP operating income/margin 62,220$ 255,823$ 65,136$ 270,900$ Non-GAAP adjustments: Royalty and other revenue, net of related costs - - - - Acquisition, integration and related costs 1,313 8,286 2,509 10,100 Litigation related expenses, settlements and awards(5) 25 (474) 373 5,000 Other adjustments(6) - - 3,362 3,400 Total non-GAAP operating income/margin adjustments 1,338 7,812 6,244 18,500 Non-GAAP operating income/margin 63,558$ 263,636$ 71,381$ 289,400$ Non-GAAP operating income %(4) 21.1% 23.1% 23.4% 23.8% RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN: 2021 Full Year Guidance(3)

Non-GAAP Net Income and Diluted EPS(1),(2) (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on July 27, 2021. (4) Calculated as a percentage of product revenue. (5) Litigation related expenses, settlements and awards includes legal expenses in 2021 related to a complaint filed against Apple, Inc. with the U.S. International Trade Commission (ITC). (6) Other adjustments includes a charge in the second quarter of 2021 related to assisting a long-term OEM customer with their medical device correction. (in thousands, except percentages) Q2 2020 FY 2020 Q2 2021 GAAP net income 55,772$ 240,302$ 50,235$ 221,300$ Non-GAAP adjustments: Royalty and other revenue, net of related costs - - - - Acquisition, integration and related costs Cost of goods sold 578 1,807 1,208 4,100 Operating expenses 735 6,479 1,301 6,000 Subtotal - Acquisition, integration and related costs 1,313 8,286 2,509 10,100 Litigation related expenses, settlements and awards(5) Operating expenses 25 (474) 373 5,000 Other adjustments(6) Cost of goods sold - - 3,362 3,400 Realized and unrealized gains or losses Foreign currency (11) (2,631) 59 900 # Tax impact of non-GAAP net income adjustments (361) (6,096) (1,218) (3,500) 9800Excess tax benefits from stock-based compensation (7,486) (30,172) (1,324) (15,000) Total non-GAAP net income adjustments (6,519) (31,086) 3,760 800 Non-GAAP net income 49,253$ 209,216$ 53,997$ 222,100$ Non-GAAP net income per diluted share 0.85$ 3.60$ 0.94$ 3.85$ RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME: 2021 Full Year Guidance(3)

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. Adjusted Free Cash Flow(1),(2) (in thousands, except percentages) Q2 2020 FY 2020 Q2 2021 Net cash provided by operating activities 63,712$ 210,963$ 25,998$ Purchases of property and equipment, net (14,266) (72,549) (5,339) Free cash flow 49,446 138,414 20,659 - (499) - Tax payments related to litigation awards - - - Adjusted free cash flow $ 49,446 $ 137,915 $ 20,659 RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW Net cash provided by operating activities Litigation settlements and (awards)